Exhibit 99.1

Tyler Reddien Appointed Chief Financial Officer and Chief Operating Officer of Capri Holdings

LONDON – FEBRUARY 24, 2026 – Capri Holdings Limited (NYSE:CPRI), a global fashion luxury group, today announced the appointment of Tyler Reddien as Chief Financial Officer and Chief Operating Officer, effective March 30th. This appointment reflects Capri Holdings’ ongoing commitment to strengthening its leadership team, enhancing operational excellence, and positioning the company for future growth across its portfolio of luxury brands.
Mr. Reddien is a seasoned global finance and operations executive with extensive experience leading transformation, driving performance improvement, and strengthening finance and operations across complex multinational organizations. He brings a proven track record of guiding businesses through periods of change and transformation to drive efficiency and sustainable profitability.
Most recently, Mr. Reddien served as the Chief Financial Officer of The Body Shop. Previously, he held senior leadership positions at Natura &Co Holding, a global cosmetics and personal care company. In addition, Mr. Reddien held executive roles at Hertz, where he served as Senior Vice President and Chief Financial Officer for North America Rent-a-Car Operations. Earlier in his career, he spent more than a decade at United Airlines in financial planning, investor relations, strategic planning, and operations. Mr. Reddien holds a Bachelor of Science from Duke University and a Master of Business Administration from the University of Michigan.
“Tyler is an exceptional finance and operations leader whose strategic mindset and international experience make him ideally suited to help position Capri’s future growth and long-term value creation,” said John D. Idol, Chairman and Chief Executive Officer of Capri Holdings. “His proven ability to drive performance, enhance operational discipline and lead organizations through complex transformations will bring tremendous strength to our executive leadership team.”
Mr. Reddien shares, “Capri Holdings is a dynamic global business with iconic brands and significant opportunity ahead. I am honored to join Capri at such an important moment. I look forward to partnering with John, the leadership team, and our talented colleagues around the world to advance the Company’s strategic priorities, sharpen operational focus and position the company for sustainable, long-term success.”
About Capri Holdings Limited
Capri Holdings is a global fashion luxury group consisting of iconic brands Michael Kors and Jimmy Choo. Our commitment to glamorous style and craftsmanship is at the heart of each of our luxury brands. We have built our reputation on designing exceptional, innovative products that cover the full spectrum of fashion luxury categories. Our strength lies in the unique DNA and heritage of each of our brands, the diversity and passion of our people and our dedication to the clients and communities we serve. Capri Holdings Limited is publicly listed on the New York Stock Exchange under the ticker CPRI.

Forward Looking Statements
This press release contains statements which are, or may be deemed to be, "forward-looking statements." Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words "plans", "believes", "expects", "intends", "will", "should", "could", "would", "may", "anticipates", "might" or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements. Please refer to the Company’s latest Annual Report on Form 10-K, quarterly reports on Form 10-Q and its other filings with the U.S. Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties for a complete list of risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and Capri disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

CONTACTS:
Investor Relations:
Jennifer Davis
+1 (201) 514-8234
Jennifer.Davis@CapriHoldings.com

Media:
Press@CapriHoldings.com